Exhibit 99 to Form 3

1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Advisors, LLC
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)

3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Partners, LP

----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, L.P.

----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, Ltd.

----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Advisors, LLC
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Partners, LP

----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300

----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Fund, L.P.
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Hedged High Yield Fund, Ltd.
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Intermarket Advisors, LLC
----------------------------------------------------------------

    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Intermarket Partners, LP
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Intermarket Fund, L.P.

----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Intermarket Fund, Ltd.

----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
----------------------------------------------------------------
1.  Name and Address of Reporting Person*

AJR Financial, LLC

----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Advisors, LLC
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416
----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Partners, LP
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Fund, L.P.
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Fund, Ltd.
----------------------------------------------------------------
    (Last)                 (First)               (Middle)

----------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
----------------------------------------------------------------
    (City)                 (State)               (Zip)
Minneapolis                MN                    55416

----------------------------------------------------------------